UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

414-765-5344
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2007

Item 1. Report to Stockholders.

WOMEN’S EQUITY FUND

ANNUAL REPORT

Year Ended
March 31, 2007

Women's Equity Fund

April 15, 2007

Dear Shareholders:

At Women’s Equity Fund (the “Fund”), our focus is long-term appreciation for our shareholders. We believe our shareholders want their investments to be consistent with their values. We invest in companies that understand the contributions women make and fairly promote women to be executives and appoint women to their board of directors. We believe these are the companies that will be more effective in the global market place and their success over the long term will be reflected in the performance of their stock.

The Fund’s performance as of March 31, 2007 is as follows:

	Calendar	1 year	3 year	5 year	10 year	Inception
	Y-T-D	Cumm	Annualized	Annualized	Annualized	(10/1/93)
Women’s Equity
Fund - Class R	0.41%	5.67%	5.84%	4.44%	8.82%	8.70%
S&P 500 Index	0.64%	11.83%	10.06%	6.27%	8.20%	10.70%

						Cumm
	1	3	6	9	Calendar	Inception
	Month	Month	Month	Month	Y-T-D	(4/19/06)
Women’s Equity
Fund - Class I	0.41%	0.51%	4.96%	8.61%	0.51%	4.57%
S&P 500 Index	1.12%	0.64%	7.38%	13.46%	0.64%	10.46%

The Fund’s expense ratios as of March 31, 2006 are as follows:

Class R	Class I
Expense Ratio gross: 1.73%	Expense Ratio gross: 1.72%
Expense Ratio net: 1.34%1	Expense Ratio net: 0.99%1

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-552-9363 or visiting www.womens-equity.com.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

After a good start in January, the Fund’s returns slipped during March. Early in the year two of the trends we had anticipated seemed to be unfolding. First, energy prices and other commodity prices began to stabilize. Second, the

Women's Equity Fund

market's high tolerance for risk appeared to be fading amidst concerns regarding financial institutions exposed to lower quality mortgage debt. By quarter's end, however, some of the forces that have restrained our relative equity performance reemerged. Most strikingly, stocks of the largest capitalization domestic companies sharply trailed those of mid cap companies. One important factor was surely the flow of capital from private equity funds into the market. This has created tremendous buyout speculation among mid cap companies. This is especially true for those companies that have failed to earn attractive returns on equity and invested capital, a critical characteristic we use in our evaluation of financial quality.

MARKET SUMMARY AND ECONOMIC OUTLOOK

We believe over the next year or two, the US economic growth should be more in line with historical averages. Large and financially strong companies, companies that have produced profit growth year after year and in a variety of economic circumstances will be more likely to continue to grow at a sustainable pace while less proven companies may falter. In this scenario, our high quality discipline has the potential to produce attractive absolute and relative returns as rising profit may, at last, be rewarded by higher valuations.

2007 started out strong for the stock market. Coming into the first quarter, analysts hoped that the low share prices relative to earnings would bring about rallies in the Dow and the S&P 500 stocks. The Feb 27 drop in the Shanghai Composite Index brought about a drop in global markets. The Shanghai Composite has recovered and the US indexes have also finally returned to their pre-sell off levels. Many remain concerned about the downturn in the housing market and defaults on sub-prime mortgages that may impact other forms of credit. If the economy does slow, it could help to build the strength in big-name solid stocks like those in our portfolio.

MICROFINANCE INVESTMENT

In the Fund’s portfolio there is a small fixed income note called the Blue Orchard Microfinance, due 2011. While this security that supports international microfinance represents less than 1.3% of the Fund’s total investment portfolio, we want to bring attention to the significance of this security. It represents the first market-rate product designed for the capital market. Access to capital is the tool that can bring poor people out of poverty. Demand for microfinance loans world-wide, is between USD 10 to 20 billion over the next 5 years. The capital market can bring about the much needed funding to the microfinance sector at affordable rates. Blue Orchard Finance, Developing World Markets, Grey Ghost and other institutions are dedicated to bridging the gap between capital markets and micro-enterprises. More products

Women's Equity Fund

such as loan funds and private equity funds are being created. This is an important sector for our shareholders to observe. Most of the borrowers are women and these loans allow women to become financially independent. Their success often allows them to send their children to school and enhance the prosperity of their communities.

We appreciate your investment in the Fund and always welcome your comments and suggestions.

Sincerely,
Linda C.Y. Pei
President

Mutual fund investing involves risk. Principal loss is possible. The Fund’s social policy may cause it to pass up opportunities to buy certain securities or may cause it to sell certain securities for social reasons when circumstances might otherwise be favorable.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

1 The advisor has contractually agreed to waive fees for an indefinite period of time.

The opinions expressed above are those of the fund manager, are subject to change, and any forecasts made cannot be guaranteed.

Please see the attached Annual Report for index descriptions and fund holdings.

This material must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor (5/07)

Women's Equity Fund

SECTOR ALLOCATION at March 31, 2007 (Unaudited)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited)

As a shareholder of the Women’s Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 - 3/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and

Women's Equity Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/06	Value 3/31/07	10/1/06 - 3/31/07*
Class R Actual	$1,000	$1,048	$6.84
Class R Hypothetical
(5% annual return
before expenses)	1,000	1,018	6.74

*
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.34% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Women's Equity Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2007 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/06	Value 3/31/07	10/1/06 - 3/31/07*
Class I Actual	$1,000	$1,050	$5.06
Class I Hypothetical
(5% annual return
before expenses)	1,000	1,020	4.99

*
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 0.99% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Women's Equity Fund  —  Class R
Value of $10,000 vs S&P 500 Index

Average Annual Total Return
Period Ending March 31, 2007
1 Year	5.67%
5 Year	4.44%
10 Year	8.82%
Since Inception (10/1/93)	8.70%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 1997, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2007, the one-year, five-year, ten-year and average annual total return since the Fund’s inception (10/1/93) for the S&P 500 Index was 11.83%, 6.27%, 8.20% and 10.70%, respectively.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment twill fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 811-0221. An investment should not be made solely on returns. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days from the day shares were purchased.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Women's Equity Fund  —  Class I
Value of $10,000 vs S&P 500 Index

Total Return
Period Ending March 31, 2007
Calendar Year-to-Date	0.51%
Cumulative Since
Inception (4/19/06)	4.57%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 19, 2006 (the Class I “inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of March 31, 2007, the calendar year-to-date and cumulative since inception for the S&P 500 Index was 0.64% and 10.46%, respectively.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment twill fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 811-0221. An investment should not be made solely on returns. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days from the day shares were purchased.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Women's Equity Fund

SCHEDULE OF INVESTMENTS at March 31, 2007

Shares		Value
COMMON STOCKS: 98.2%
Automobiles & Components: 1.1%
12,000	Honda Motor Co.,
	Ltd. - ADR	$418,440
Banks: 7.0%
17,000	Bank of America Corp.	867,340
8,000	Commerce
	Bancshares, Inc.	386,480
13,000	Wachovia Corp.	715,650
17,000	Wilmington
	Trust Corp.	716,890
		2,686,360
Capital Goods: 11.5%
10,000	3M Co.	764,300
17,000	Donaldson Co., Inc.	613,700
9,500	Dover Corp.	463,695
13,500	Emerson Electric Co.	581,715
23,000	Illinois Tool Works, Inc.	1,186,800
10,800	W.W. Grainger, Inc.	834,192
		4,444,402
Consumer Durables & Apparel: 2.0%
1,000	Leggett & Platt, Inc.	22,670
7,000	NIKE, Inc. - Class B	743,820
		766,490
Diversified Financials: 10.2%
11,500	American Express Co.	648,600
3,000	The Charles
	Schwab Corp.	54,870
3,300	The Goldman
	Sachs Group, Inc.	681,879
6,000	Lehman Brothers
	Holdings Inc.	420,420
12,000	Northern Trust Corp.	721,680
8,500	State Street Corp.	550,375
18,500	T. Rowe Price
	Group, Inc.	873,015
		3,950,839
Energy: 8.3%
7,300	Apache Corp.	516,110
5,000	BG Group PLC - ADR	358,600
28,800	BP PLC - ADR	1,864,800
8,400	XTO Energy, Inc.	460,404
		3,199,914
Food & Staples Retailing: 4.4%
14,000	Costco
	Wholesale Corp.	753,760
1,670	CVS/Caremark Corp.	57,014
16,100	Sysco Corp.	544,663
7,500	Walgreen Co.	344,175
		1,699,612
Food Beverage & Tobacco: 3.2%
9,500	General Mills, Inc.	553,090
11,000	PepsiCo, Inc.	699,160
		1,252,250
Health Care Equipment & Services: 8.7%
7,500	Becton, Dickinson
	& Co.	576,675
8,000	C.R. Bard, Inc.	636,080
12,500	Medtronic, Inc.	613,250
8,300	Quest Diagnostics Inc.	413,921
5,200	Respironics, Inc.*	218,348
7,500	Stryker Corp.	497,400
7,500	UnitedHealth
	Group Inc.	397,275
		3,352,949
Household & Personal Products: 4.7%
10,000	Avon Products, Inc.	372,600
12,000	Colgate-Palmolive Co.	801,480
10,000	Procter & Gamble Co.	631,600
		1,805,680
Insurance: 1.7%
9,500	American International
	Group, Inc.	638,590
Materials: 6.3%
7,500	AptarGroup, Inc.	501,975
10,000	Bemis Co., Inc.	333,900
8,000	Ecolab, Inc.	344,000
9,500	Praxair, Inc.	598,120
16,000	Sigma-Aldrich Corp.	664,320
		2,442,315
Media: 1.0%
6,000	The McGraw-Hill
	Cos., Inc.	377,280
Pharmaceuticals & Biotechnology: 6.7%
6,000	Amgen, Inc.*	335,280

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

SCHEDULE OF INVESTMENTS at March 31, 2007 (Continued)

Shares		Value
Pharmaceuticals & Biotechnology: 6.7% (Continued)
8,000	GlaxoSmithKline
	PLC - ADR	$442,080
10,500	Johnson & Johnson	632,730
12,000	Novartis AG - ADR	655,560
14,000	Teva Pharmaceutical
	Industries Ltd. - ADR	524,020
		2,589,670
Retailing: 5.4%
13,000	Chico’s FAS, Inc.*	317,590
14,000	The Home Depot, Inc.	514,360
19,000	Staples, Inc.	490,960
12,500	Target Corp.	740,750
700	The TJX Cos., Inc.	18,872
		2,082,532
Semiconductors &
Semiconductor Equipment: 2.0%
19,000	Intel Corp.	363,470
13,500	Texas Instruments Inc.	406,350
		769,820
Software & Services: 3.7%
7,900	Adobe Systems Inc.*	329,430
5,500	Automatic Data
	Processing, Inc.	266,200
30,000	Microsoft Corp.	836,100
		1,431,730
Technology Hardware & Equipment: 6.0%
17,000	Cisco Systems, Inc.*	434,010
13,000	Dell, Inc.*	301,730
31,000	EMC Corp.*	429,350
5,500	International Business
	Machines Corp.	518,430
27,000	Nokia Corp. - ADR	618,840
		2,302,360
Telecommunication Services: 2.4%
7,500	ALLTEL Corp.	465,000
11,925	AT&T, Inc.	470,203
		935,203
Transportation: 1.9%
10,500	United Parcel Service,
	Inc. - Class B	736,050
TOTAL COMMON STOCKS
(Cost $31,169,483)		37,882,486

Principal
Amount
CORPORATE BOND: 1.3%
Microfinance Securities: 1.3%
	Blue Orchard
	Microfinance,
	4.936%, 07/31/2011
	(Cost $500,000;
$500,000	Acquired 7/23/2004)+	495,000
TOTAL CORPORATE BOND
(Cost $500,000)		495,000
TOTAL INVESTMENTS
IN SECURITIES: 99.5%
(Cost $31,669,483)		38,377,486
Other Assets in Excess
of Liabilities: 0.5%		207,777
NET ASSETS: 100.0%		$38,585,263

ADR - American Depository Receipt.
*	Non-income producing security.
+
Restricted security purchased in private placement transaction and valued at its fair value under the supervision of the Board of Trustees. At March 31, 2007, the value of this security amounted to $495,000 or 1.3% of net assets.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2007

ASSETS
Investments in securities, at value
(cost $31,669,483) (Note 2)	$38,377,486
Receivables:
Investment securities sold	340,503
Fund shares sold	11,161
Dividends and interest	49,659
Prepaid expenses	5,476
Total assets	38,784,285

LIABILITIES
Payables:
Due to custodian	64,447
Fund shares redeemed	32,342
Investment advisory fees	8,990
Administration fees	6,382
Custody fees	1,699
Distribution fees	20,972
Fund accounting fees	6,448
Transfer agent fees	13,931
Chief compliance officer fees	1,676
Other accrued expenses	42,135
Total liabilities	199,022
NET ASSETS	$38,585,263

COMPONENTS OF NET ASSETS
Paid-in capital	$30,463,031
Undistributed net investment income	67,041
Accumulated net realized gain on investments	1,347,188
Net unrealized appreciation on investments	6,708,003
Net assets	$38,585,263
Class R:
Net assets	$33,279,357
Shares issued and outstanding	1,522,291
Unlimited number of shares authorized without par value.
Net asset value, offering price,
and redemption price per share	$21.86
Class I:
Net assets	$5,305,906
Shares issued and outstanding	242,683
Unlimited number of shares authorized without par value.
Net asset value, offering price,
and redemption price per share	$21.86

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2007

INVESTMENT INCOME
Dividends (net of $1,409 foreign withholding tax)	$619,994
Interest	59,661
Total investment income	679,655

EXPENSES (Note 3)
Investment advisory fees	276,093
Distribution fees - Class R	84,649
Administration fees	73,624
Transfer agent fees - Class R	59,884
Fund accounting fees	33,835
Reports to shareholders	22,876
State registration fees	21,023
Audit fees	17,500
Legal fees	16,924
Trustee fees	12,609
Miscellaneous expense	10,407
Chief compliance officer fees	10,000
Custody fees	8,059
Transfer agent fees - Class I	2,185
Insurance expense	1,139
Federal registration fees - Class I	547
Federal registration fees - Class R	87
Total expenses	651,441
Less: fees waived	(168,588)
Net expenses	482,853
Net investment income	196,802

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,619,793
Change in net unrealized appreciation on investments	243,900
Net realized and unrealized gain on investments	1,863,693
Net increase in net assets
resulting from operations	$2,060,495

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2007	March 31, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$196,802	$131,401
Net realized gain on investments	1,619,793	1,230,310
Change in net unrealized
appreciation on investments	243,900	718,413
Net increase in net assets
resulting from operations	2,060,495	2,080,124

DISTRIBUTION TO SHAREHOLDERS
From net investment income:
Class R	(166,786)	(135,000)
Class I	(28,626)	—
From net realized gain:
Class R	(735,791)	(692,597)
Class I	(76,623)	—
Total distributions to shareholders	(1,007,826)	(827,597)

CAPITAL SHARE TRANSACTIONS (Note 3)
Class R:
Shares sold	5,452,043	7,139,638
Shares issued in reinvestment of distributions	870,464	801,373
Shares redeemed (a)	(8,955,238)	(7,105,330)
Net decrease in net assets derived
from net change in outstanding shares	(2,632,731)	835,681
Class I (b):
Shares sold	5,054,077	—
Shares issued in reinvestment of distributions	104,928	—
Shares redeemed (c)	(68,936)	—
Net increase in net assets derived
from net change in outstanding shares	5,090,069	—
Total increase in net assets
from capital share transactions	2,457,338	835,681
Total increase in net assets	3,510,007	2,088,208

NET ASSETS
Beginning of year	35,075,256	32,987,048
End of year	$38,585,263	$35,075,256
Undistributed net investment income	$67,041	$65,651

(a)	Net of redemption fees of $88 and $1,704, respectively.
(b)	Class I Shares have been offered since April 19, 2006.
(c)	Net of redemption fees of $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
CLASS R	2007	2006	2005	2004	2003
Net asset value,
beginning of year	$21.24	$20.48	$19.40	$14.67	$18.50

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.11	0.08	0.05	(0.01)	0.01
Net realized and unrealized
gain (loss) on investments	1.10	1.18	1.05	4.74	(3.84)
Total from investment operations	1.21	1.26	1.10	4.73	(3.83)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.08)	(0.02)	—	—
From net realized gain	(0.48)	(0.42)	—	—	—
Total distributions	(0.59)	(0.50)	(0.02)	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	—	—
Net asset value, end of year	$21.86	$21.24	$20.48	$19.40	$14.67
Total return	5.67%	6.20%	5.66%	32.24%	(20.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$33.3	$35.1	$33.0	$21.6	$12.9

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.79%	1.96%	1.98%	2.14%	2.48%
After fees waived and
expenses absorbed	1.34%	1.48%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.05%	(0.10)%	(0.18)%	(0.67)%	(1.01)%
After fees waived and
expenses absorbed	0.50%	0.38%	0.30%	(0.03)%	(0.03)%
Portfolio turnover rate	25%	22%	8%	16%	16%

*	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	March 31,
CLASS I	2007#
Net asset value, beginning of period	$21.53

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.17
Net realized and unrealized
gain on investments	0.82
Total from investment operations	0.99

LESS DISTRIBUTIONS:
From net investment income	(0.18)
From net realized gain	(0.48)
Total distributions	(0.66)
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of period	$21.86
Total return	4.57	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$5.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.50	%+
After fees waived and expenses absorbed	0.99	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.40	%+
After fees waived and expenses absorbed	0.91	%+
Portfolio turnover rate	25	%^

#	Class of shares has been offered since April 19, 2006.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007

NOTE 1 – ORGANIZATION

The Women’s Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on October 1, 1993.

The Fund offers Class R and Class I shares. Class I shares have been offered since April 19, 2006. Class I shares are offered at an increased minimum initial investment. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2007, the Fund held a fair valued security with a market value of $495,000, or 1.3% of total net assets.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

realized on sales of securities are determined on a first-in, first-out cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of each class, of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. Class specific expenses, such as distribution fees, registration fees and transfer agent fees are borne by that class. Income, other expenses and realized and unrealized gains and losses of the Fund are allocated to each respective class in proportion to the relative net assets of each class.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

H.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2007, there were no reclassifications.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

NOTE 3 – CAPITAL SHARE TRANSACTIONS

	Year Ended		Year Ended
	March 31, 2007		March 31, 2006
	Shares	Value	Shares	Value
Class R:
Shares sold	254,341	$5,452,043	345,475	$7,139,638
Shares issued in
reinvestment of distributions	39,765	870,464	38,106	801,373
Shares redeemed (a)	(423,477)	(8,955,238)	(342,991)	(7,105,330)
Net increase (decrease)	(129,371)	$(2,632,731)	40,590	$835,681

	Period Ended
	March 31, 2007 (b)
	Shares	Value
Class I:
Shares sold	241,053	$5,054,077
Shares issued in
reinvestment of distributions	4,798	104,928
Shares redeemed (c)	(3,168)	(68,936)
Net increase	242,683	$5,090,069

(a)	Net of redemption fees of $88 and $1,704, respectively.
(b)	Class I Shares have been offered since April 19, 2006.
(c)	Net of redemption fees of $0 and $0, respectively.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

FEMMX Financial (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. For the year ended March 31, 2007, the Fund incurred $276,093 in advisory fees. Boston Trust Investment Management, Inc. (the “Sub-Advisor”) acts as Sub-Advisor to the Fund and is entitled to compensation for its services from the Advisor.

The Advisor has contractually agreed to limit the Fund’s total expenses to not more than 1.34% of average daily net assets for Class R shares, and not more than 0.99% of average daily net assets for Class I shares. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended March 31, 2007, the Advisor waived fees of $168,588 for the Fund.

At March 31, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $461,891. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2008	$128,354
March 31, 2009	$164,949
March 31, 2010	$168,588

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended March 31, 2007, the Administrator received a monthly fee at the following annual rate:

First $50 million	0.20% of average daily net assets
Next $50 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

Effective April 1, 2007, the Administrator receives a monthly fee at the following annual rates:

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

First $100 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended March 31, 2007, the Fund incurred $73,624 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended March 31, 2007, the Fund was allocated $10,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”), serves as principal underwriter for shares of the Fund, and acts as the Fund’s Distributor in a continuous public offering of the Fund’s shares. U.S. Bank, N.A., serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class R shares. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of class R shares. The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred. For the year ended March 31, 2007, Class R shares of the Fund incurred $84,649 in distribution fees.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2007, the cost of purchases and the proceeds from the sale of securities excluding short-term investments were $11,087,837 and $9,048,665, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended March 31, 2007.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2007 and 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$195,412	$135,000
Long-term capital gain	812,414	692,597
	$1,007,826	$827,597

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2007 (Continued)

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2007.

As of March 31, 2007, the components of distributable earnings/losses on a tax basis were as follows:

Cost of investments (a)	$31,669,483
Gross tax unrealized appreciation	7,416,607
Gross tax unrealized depreciation	(708,604)
Net tax unrealized appreciation	$6,708,003
Undistributed ordinary income	136,767
Undistributed long-term capital gain	1,277,462
Total distributable earnings	$1,414,229
Total accumulated earnings/(losses)	$8,122,232

NOTE 7 – INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. The Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities.

	Acquisition	Principal			% Net
Security	Date	Amount	Cost	Value	Assets
BlueOrchard Microfinance,
4.936%, 7/31/2011	7/26/04	$500,000	$500,000	$495,000	1.3%

Women's Equity Fund

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Women’s Equity Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Women’s Equity Fund, a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Women’s Equity Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 18, 2007

Women's Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust(1)	Time Served	Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries,	1	Allegiant
(born 1943)	and	Term;	Inc. (administrative,		Funds.
2020 E. Financial Way	Trustee	Since	management and business
Suite 100		May 1991.	consulting); formerly, Chief
Glendora, CA 91741			Operating Officer, Integrated
Asset Management
(investment advisor and
manager) and formerly,
President, Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., prior thereto Senior		University
Glendora, CA 91741			Vice President; formerly,		of Virginia
			Senior Vice President,		Law School
			Norton Simon, Inc.		Foundation.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	1	None.
(born 1938)		Term;	LLC, (Vacation Services),
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Women's Equity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust(1)	Time Served	Five Years	by Trustees	Held
Steven J. Paggioli	Trustee	Indefinite	Consultant since July	1	Trustee,
(born 1950)		Term;	2001; formerly, Executive		Managers
2020 E. Financial Way		Since	Vice President, Investment		Funds; Trustee,
Suite 100		May 1991.	Company Administration,		Managers
Glendora, CA 91741			LLC (“ICA”) (mutual fund		AMG Funds.
administrator).

Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President, U.S.	1	Not
(born 1947)		Term; Since	Bancorp Fund Services,		Applicable.
2020 E. Financial Way		August 2002.	LLC since July 2001;
Suite 100	Chief	Indefinite	formerly, Senior Vice
Glendora, CA 91741	Compliance	Term; Since	President, ICA (May
	Officer	September	1997-July 2001).
2004
	Anti-Money	Indefinite
	Laundering	Term; Since
	Officer	December
2005

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	1	Not
(born 1973)		Term; Since	U.S. Bancorp Fund		Applicable.
615 East Michigan St.		August 2002.	Services, LLC, since April
Milwaukee, WI 53202			2006; Vice President, U.S.
Bancorp Fund Services,
LLC since 1997; formerly,
Chief Financial Officer,
Quasar Distributors, LLC
(2000-2003).

Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp	1	Not
(born 1971)		Term; Since	Fund Services LLC since		Applicable.
615 East Michigan St.		December	2004; formerly, Associate,
Milwaukee, WI 53202		2005.	Krukowski & Costello, S.C.,
(2002-2004); formerly, Vice
President - Investment
Operations, Heartland
Advisors, Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Women's Equity Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 100% of the ordinary distributions paid during the year ended March 31, 2007 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended March 31, 2007, 100% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0221. Furthermore, you can obtain the Fund’s proxy voting policies and procedures on the Fund’s website at www.womens-equity.com or through the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (866) 811-0221. Furthermore, you can obtain the Fund’s proxy voting records on the Fund’s website at www.womens-equity.com or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 811-0221. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is posted on its website at www.womens-equity.com within ten business days after calendar quarter end.

(This Page Intentionally Left Blank.)

Investment Advisor
FEMMX FINANCIAL
Linda Pei, President
12 Geary Street, Suite 601
San Francisco, California 94108
www.womens-equity.com
(415) 434-4495
(888) 552-9363

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 811-0221

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Julie Allecta, Partner
55 Second Street, 24th Floor
San Francisco, California 94105-3441

Symbol
Women’s Equity Fund - Class R - FEMMX
Women’s Equity Fund - Class I - FMMIX

CUSIP
Women’s Equity Fund - Class R - 742935604
Women’s Equity Fund - Class I - 97815Q103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steve Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2007	FYE 03/31/2006
Audit Fees	$16,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2007	FYE 03/31/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)*    /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Robert M. Slotky
Robert M. Slotky, President

Date  June 7, 2007

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  June 5, 2007

* Print the name and title of each signing officer under his or her signature.